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                                                                   Exhibit (i.1)

                               CONSENT OF COUNSEL


            We consent to the reference to our Firm under the heading "Counsel and Independent Accountants" in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Lebenthal Funds, Inc. as filed with the Securities and Exchange Commission on or about March 28, 2003.



/S/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
PAUL, HASTINGS, JANOFSKY & WALKER LLP



New York, New York
March 28, 2003